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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): March 25, 1998





                            ITC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)





           MARYLAND                     0-13741               52-1078263
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification Number)


                          13515 DULLES TECHNOLOGY DRIVE
                          HERNDON, VIRGINIA 20171-3413
                    (Address of principal executive offices)


         Registrant's telephone number, including area code: (703) 713-3335


                                      NONE
              (Former name and address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On March 25, 1998, ITC Learning Corporation (the "Registrant" or "ITC") entered into a Stock Purchase Agreement (the "Agreement") to purchase all of the outstanding stock of Turn-Key Training Technologies, Inc. ("Turn-Key"). Turn-Key is a developer and distributor of performance-based training administration software, whose principal offices are located in Grand Rapids, Michigan. Pursuant to the acquisition agreement, ITC purchased all of the outstanding stock of Turn-Key for $700,000 in cash. Additionally, ITC paid $600,000 and issued 100,000 shares of its common stock to Philip L. Camillo, Turn-Key's founder and president, in connection with a long-term non-competition agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a) Exhibits

      99.1 Press Release of the Registrant dated March 30, 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITC Learning Corporation
                                       (Registrant)



                                       By: /s/ Christopher E. Mack
                                          --------------------------------------
                                          Christopher E. Mack
                                          Vice President, Treasurer
                                             and Chief Financial Officer



Date:  April 3, 1998


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                                    INDEX OF EXHIBITS

Exhibit No.  Exhibit Description

99.1         Press Release of the Registrant dated March 30, 1998.


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